SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 December 28, 1998

ADVANTA Home Equity Loan Trust 1998-1

New York                          333-37107-02                  "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
10790 Rancho Bernardo Road
San Diego, CA  92127

(619) 674-1800



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the November, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1998-1
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                Exhibit No.                     Exhibit

                             1. Monthly Report for the November, 1998 Monthly
                                Period relating to the Mortgage Loan Asset-
                                Backed Certificates Series 1998-1, Class A issued by the ADVANTA Home Equity Loan
                                Trust 1998-1.


                                                EXHIBIT INDEX

Exhibit

       1.       Monthly Report for the November, 1998 Monthly
                Period relating to the Mortgage Loan Asset-Backed
                Certificates, Series 1998-1, Class A issued by the ADVANTA Home Equity Loan Trust 1998-1.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-1

BY:             ADVANTA Mortgage Corp., USA




BY:             /s/ William P. Garland
                William P. Garland
                Senior Vice President
                Loan Service Administration



December 31, 1998

                                                EXHIBIT 1


                ADVANTA Mortgage Loan Trust 1998-1

                           Statement to Certificateholders

                Original        Prior
                Face            Principal
Class           Value           Balance         Interest        Principal      Total
A-1                 143,000,000.      79,576,196           375,1    11,381,706.      11,756,810.40
A-2                   89,000,000      89,000,000           463,5                          463,541.67
A-3                   64,000,000      64,000,000           334,4                          334,400.00
A-4                   42,000,000      42,000,000           224,7                          224,700.00
A-5                   68,000,000      68,000,000           374,0                          374,000.00
A-6                   50,000,000      50,000,000           267,9                          267,916.67
A-IO                  50,000,000.00                        208,3                          208,333.33
A-7                 330,000,000.    264,290,665.        1,272,45    10,962,722.      12,235,178.75
A-8                   44,000,000      44,000,000           228,8                          228,800.00
M-1                   26,000,000      26,000,000           129,7                          129,708.15
M-2                   23,000,000      23,000,000           118,9                          118,958.49
B-1                   21,000,000      21,000,000           119,2                          119,201.78
RS                                                      2,376,33                       2,376,334.16

Totals              950,000,000.    770,866,861.        6,493,45    22,344,428.      28,837,883.40

                                                Current         Pass-Through
                Realized        Deferred        Principal       Rates
Class           Losses          Interest        Balance         Current        Next
A-1                                                   68,194,490      5.142300%       5.724400%
A-2                                                   89,000,000      6.250000%       6.250000%
A-3                                                   64,000,000      6.270000%       6.270000%
A-4                                                   42,000,000      6.420000%       6.420000%
A-5                                                   68,000,000      6.600000%       6.600000%
A-6                                                   50,000,000      6.430000%       6.430000%
A-IO                                                                  5.000000%       5.000000%
A-7                                                 253,327,942.      5.252300%       5.834400%
A-8                                                   44,000,000      6.240000%       6.240000%
M-1                                                   26,000,000      5.442300%       6.024400%
M-2                                                   23,000,000      5.642300%       6.224400%
B-1                                                   21,000,000      6.192300%       6.774400%
RS                                                                    0.000000%       0.000000%

Totals                                              748,522,432.98

                                Prior                                                          Current
                                Principal                                                      Principal
Class           CUSIP           Balance         Interest        Principal      Total           Balance
A-1                00755WER3          556.476899        2.623107      79.592350       82.215457     476.884549
A-2                00755WES1        1,000.000000        5.208333       0.000000        5.208333   1,000.000000
A-3                00755WET9        1,000.000000        5.225000       0.000000        5.225000   1,000.000000
A-4                00755WEU6        1,000.000000        5.350000       0.000000        5.350000   1,000.000000
A-5                00755WEV4        1,000.000000        5.500000       0.000000        5.500000   1,000.000000
A-6                00755WEW2        1,000.000000        5.358333       0.000000        5.358333   1,000.000000
A-IO               00755WFC5        1,000.000000        4.166667       0.000000        4.166667   1,000.000000
A-7                00755WEX0          800.880804        3.855927      33.220372       37.076299     767.660432
A-8                00755WEY8        1,000.000000        5.200000       0.000000        5.200000   1,000.000000
M-1                00755WEZ5        1,000.000000        4.988775       0.000000        4.988775   1,000.000000
M-2                00755WFA9        1,000.000000        5.172108       0.000000        5.172108   1,000.000000
B-1                00755WFB7        1,000.000000        5.676275       0.000000        5.676275   1,000.000000
RS                 AM9801113            0.000000        2.501404       0.000000        2.501404       0.000000

Delinquent Loan Information:
                                                                90+ Days       Loans           Loans
                                30-59           60-89           excldg f/c,REO in              in
                                Days            Days            & Bkrptcy      REO             Foreclosure
Group 1         Principal Balanc      14,140,984        3,367,58      1,943,031           629,0      8,593,604
                % of Pool Balanc        3.26999%        0.77873%       0.44931%        0.14547%       1.98720%
                Number of Loans              256              63             41               9            169
                % of Loans              3.47637%        0.85551%       0.55676%        0.12222%       2.29495%
Group 2         Principal Balanc      15,886,925        4,812,59      1,070,423           924,4    11,929,800.
                % of Pool Balanc        4.73761%        1.43515%       0.31921%        0.27568%       3.55756%
                Number of Loans              179              58             13              11            143
                % of Loans              4.60746%        1.49292%       0.33462%        0.28314%       3.68082%

                                                Loans in Bankrup       Group 1         3,866,247.42
                                                                       Group 2         4,999,501.34
                                                                                       8,865,748.76

Combined        REO BOOK VALUE                                                         1,700,752.00

General Mortgage Loan Information:
                                                                    Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                          443,828,864.    346,298,856.   790,127,721.
Principal Reduction                                                 11,337,406.      10,962,722    22,300,129.
Ending Aggregate Mortgage Loan Balance                             432,447,158.    335,336,133.   767,783,291.

Beginning Aggregate Mortgage Loan Count                                    7559            4013          11572
Ending Aggregate Mortgage Loan Count                                       7364            3885          11249

Current Weighted Average Coupon Rate                                 10.480347%      10.466348%     10.474211%
Next Weighted Average Coupon Rate                                    10.484755%      10.463036%     10.475269%

Mortgage Loan Principal Reduction Information:
                                                                    Group I        Group II         Total
Scheduled Principal                                                      786,66           379,2      1,165,899
Curtailments
Prepayments                                                         10,539,217.      10,204,999    20,744,216.
Repurchases/Substitutions                                                                 297,3         297,35
Liquidation Proceeds                                                       55,8            81,1         136,95
Other Principal

Less: Realized Losses                                                      44,2                           44,3
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                           11,337,406.      10,962,722    22,300,129.

Servicer Information:
                                                                    Group I        Group II         Total
Accrued Servicing Fee for the Current Period                             184,92           144,2         329,21
Less: Amounts to Cover Interest Shortfalls                                  4,3              2,            6,7
Less: Delinquent Service Fees                                              42,2            35,6           77,9
Collected Servicing Fees for Current Period:                             138,29           106,2         244,58

Advanced Principal                                                         61,0            13,6           74,7
Advanced Interest                                                        905,07           745,3      1,650,412

                                Other           Subordination
                Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
                Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class           Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1                   10,566,597           221,2
A-2
A-3
A-4
A-5
A-6
A-IO
A-7                   10,177,619           213,0
A-8
M-1
M-2
B-1


Total                 20,744,216           434,3

                                                     Prior
                     Has a           Senior        Overcolla-    Supplemental       Extra           Extra
                 Trigger Event    Enhancement     Teralization     Interest       Principal       Principal
                    Occurred       Percentage        Amount         Amount        Dist. Amt.     Distributed
Group I               N/A             N/A               7,252,66                           44,2           44,2
Group II               NO          25.363781%         12,008,191

Total                                                 19,260,859                           44,3           44,3

                    Current          Target
                   Overcolla-      Overcolla-
                  Teralization    Teralization
                     Amount          Amount
Group I                 7,252,66        7,252,668.02
Group II              12,008,190      12,008,191.59

Total                 19,260,858      19,260,859.61


                Beginning       Ending
                Balance         Balance

Component I           44,000,000      44,000,000.00
Component II        220,290,665.    209,327,942.49

                                                                Group I        Group II        Total
Insured Payment                                                            0.00            N/A            0.00
Pool Rolling six month delinquency rate                                 2.1499%         3.7178%        2.8390%
Pool Cumulative 12 months loss ratio - average balance                     N/A             N/A            N/A
Pool Cumulative 12 months loss ratio - current balance                    0.00%           0.00%          0.00%
60+ day Delinquent loans (excluding f/c, reo & bankruptcy)         5,310,617.98    5,883,013.58  11,193,631.56
Book Value of REO loans                                               29,059.00    1,671,693.00   1,700,752.00


TOTAL AVAILABLE FUNDS:
                Current Interest Collected:                           5,168,298.75

                Principal Collected:                                21,835,384.46

                Insurance Proceeds Received:                                          -

                Net Liquidation Proceeds:                                  92,655.62

                Delinquency Advances on Mortgage Interest:            1,650,412.63

                Delinquency Advances on Mortgage Principal                 74,731.88

                Substitution Amounts:                                    297,357.48

                Trust Termination Proceeds:                                           -

                Investment Earnings on Certificate Account:                21,666.91

                Capitalized Interest Requirement:                                     -

                Pre-Funding Account:                                                  -

                Sum of the Above Amounts:                                            29,140,507.73

LESS:

                Servicing Fees (including PPIS):                         251,294.07

                Dealer Reserve:                                                       -

                Trustee Fees:                                               5,267.52

                Insurance Premiums:                                        46,062.74

                Reimbursement of Delinquency Advances:                                -

                Reimbursements of Servicing Advances:                                 -

                Total Reductions to Available Funds Amount:                               302,624.33

                Total Available Funds:                                                             28,837,883.